EXHIBIT 32.2
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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SS. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), the undersigned, David C. Kahn, Chief Financial Officer of Network-1 Security Solutions, Inc., a Delaware corporation (the "Company"), does hereby certify to his knowledge, that:

The Quarterly Report of Form 10-QSB for the quarter ended September 30, 2005 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/S/ DAVID C. KAHN
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CHIEF FINANCIAL OFFICER
NOVEMBER 14, 2005